PORTFOLIO 21
                  A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                        SUPPLEMENT AND SHAREHOLDER NOTICE
                             DATED FEBRUARY 19, 2002
                      TO PROSPECTUS DATED DECEMBER 31, 2001

Effective February 25, 2002, U.S. Bancorp Fund Services, LLC will take over the transfer agency role for your account(s) in the Portfolio. Portfolio operations will not be affected in any way, however, all correspondence, purchases by check and written redemption requests should be mailed to the address noted below. The Transfer Agent will not accept Account Applications sent via fax. Payment by wire transfer should be made according to the instructions below.

CORRESPONDENCE, PURCHASES BY CHECK AND WRITTEN REDEMPTION REQUESTS:

Portfolio 21
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

FOR OVERNIGHT DELIVERY SERVICE (SUCH AS FEDEX):

Portfolio 21
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
3rd Floor
Milwaukee, WI 53202

WIRE INSTRUCTIONS:

U.S. Bank, National Association
425 Walnut Street
Cincinnati, OH, 45202
ABA #042000013
Credit:  U.S. Bancorp Fund Services, LLC
         A/C #112-952-137
FFC:     Name of Fund
         Shareholder Registration
         Shareholder Account Number (if known)

The Transfer Agent's toll-free telephone number is 1-866-209-1962, and should be used to direct any questions you have on or after February 25, 2002.

Thank you for your continued interest in the Portfolio.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 31, 2001
                          AS AMENDED FEBRUARY 19, 2002

                                  PORTFOLIO 21
                  A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                        721 N.W. NINTH AVENUE, SUITE 250
                               PORTLAND, OR 97209
                             (877) 351-4115 EXT. 21

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus dated December 31, 2001, as may be revised, of Portfolio 21 (the "Portfolio"), a series of Professionally Managed Portfolios (the "Trust"). Progressive Investment Management Corporation (the "Advisor") is the advisor to the Portfolio. A copy of the Portfolio's Prospectus is available by calling the number listed above

                               TABLE OF CONTENTS

An Overview of the Portfolio .............................................   B-2
The Trust ................................................................   B-7
Investment Objective and Policies ........................................   B-7
Investment Restrictions ..................................................  B-12
Distributions and Tax Information ........................................  B-14
Trustees and Executive Officers ..........................................  B-17
The Portfolio's Investment Advisor .......................................  B-19
The Portfolio's Administrator ............................................  B-19
The Portfolio's Distributor ..............................................  B-20
Portfolio Transactions and Brokerage .....................................  B-21
Portfolio Turnover .......................................................  B-22
Additional Purchase and Redemption Information ...........................  B-23
Determination of Net Asset Value .........................................  B-26
Performance Information ..................................................  B-27
General Information ......................................................  B-28
Financial Statements .....................................................  B-29
Appendix .................................................................  B-30

                          AN OVERVIEW OF THE PORTFOLIO

WHAT IS PORTFOLIO 21?

Portfolio 21 is a no load mutual fund developed by Progressive Investment Management for individuals and institutions committed to investing in a sustainable future. Unlike a more traditionally screened investment program, Portfolio 21 concentrates on companies that have made a commitment to environmental sustainability and have demonstrated this commitment through their business strategies, practices and investments. Portfolio 21 refers to the 21st century and the forward thinking that will be required to sustain us in the new century. We believe that companies using sustainability principles as a core part of their business strategies are positioned to prosper in the future and are more efficient and profitable today.

WHY PORTFOLIO 21?

Ecological pressures such as population, consumption, and resource depletion are having a real and increasing effect on business and the world. The classic response of business has been to view environmental initiatives as harmful to the economy and the bottom line. However, a growing number of corporate leaders disagree.

Corporations must take a central role in creating a sustainable economy that does not undermine the productive capacity of nature. Many companies now recognize the enormous opportunity that exists to prosper by providing the products, services and technologies that are needed to create a sustainable society. These companies are developing cleaner energy sources, resource efficient production methods, products that are designed to be reused and rebuilt, raw materials that are benign, and processes that produce little or no waste. These companies are shaping a new economy that supports a healthy human balance with nature.

HOW IS PORTFOLIO 21 DIFFERENT FROM OTHER SOCIALLY RESPONSIBLE MUTUAL FUNDS?

There are several differences between Portfolio 21 and many of the other socially responsible mutual funds. While most socially responsible mutual funds use a broad range of social criteria, Portfolio 21 invests in companies that have taken affirmative steps toward incorporating environmental sustainability into their business strategies and activities. The goal is to identify companies that recognize the ecological crisis and are positioning themselves to benefit from a new approach to business.

Portfolio 21 uses environmental sustainability as the primary determinant for inclusion in the portfolio. We believe that the long-term viability of corporations depends on their ability to understand and implement a business model that is based on environmental sustainability.

WHO ARE THE PEOPLE BEHIND PORTFOLIO 21?

At Progressive Investment Management, the following people are responsible for the management of Portfolio 21:

LESLIE E. CHRISTIAN, CFP, CFA
PRESIDENT

Leslie has more than 25 years experience in the investment field including nine years in New York as a Director with Salomon Brothers Inc. Leslie received her bachelor's degree from the University of Washington and her MBA in Finance from the University of California, Berkeley. She has earned both the Chartered Financial Analyst and Certified Financial Planner designations

CARSTEN HENNINGSEN
CHAIRMAN

Carsten has more than 18 years experience in socially and environmentally responsible investing and is considered a pioneer in the field. He received his bachelor's degree from the University of Puget Sound in Tacoma, Washington and is a graduate of the international management program at Stichting Nijenrode, The Netherlands School of Business in Breuklen, The Netherlands.

JAMES MADDEN, CFA
SENIOR PORTFOLIO MANAGER

Jim has more than eight years experience in socially and environmentally responsible investing. He has led several shareholder resolutions with corporations and developed shareholder activism programs. He received his bachelor's degree and MBA from the University of Wisconsin. Jim has earned the Chartered Financial Analyst designation.

ANTHONY S. TURSICH, CFA
PORTFOLIO MANAGER
Tony is responsible for financial analysis of securities with an emphasis on smaller companies and the holdings in Portfolio 21. He received his bachelor's degree from Montana State University in Bozeman and has earned the Chartered Financial Analyst designation.

INDIGO TEIWES-CAIN
RESEARCH ANALYST

Indigo manages the environmental  sustainability  research program for Portfolio
21. Her work involves company research as well as industry analysis. Indigo graduated from the University of Oregon and was valedictorian of both the Lundquist College of Business and the Environmental Studies Program. She has worked with the Sierra Club, the University of Oregon's Sustainable Business Symposium, and Ogden Environmental and Energy Services.

Progressive Investment Management has assembled an Advisory Board of composed of the following individuals:

SPENCER BEEBE, Chairman and President, Ecotrust
SUSAN BURNS, Principal, Natural Strategies Inc.
CATHERINE GRAY, Executive Director, The Natural Step US
MAGNUS HUSS, Secretary General, The Natural Step Sweden
L. HUNTER LOVINS, CEO (Strategy), Rocky Mountain Institute
ALLAN SAVORY, Founding Director, The Allen Savory Center for Holistic Management ARIANE VAN BUREN, PH.D, Director of Energy and Environmental Programs,
  Interfaith Center on Corporate Responsibility
MATHIS WACKERNAGEL, Director of the National Indicators Program, Redefining
  Progress

CONSULTANTS

NATURAL STRATEGIES INC.

Natural Strategies Inc, a sustainability management consulting firm, provides consultation and technical support to Portfolio 21's research and analysis team. In addition, Natural Strategies has been instrumental in the development of the screening criteria and selection methodology used to evaluate companies for
Portfolio 21. Through group facilitation and original research, Natural Strategies assisted in translating the principles of The Natural Step and other sustainability frameworks into a detailed set of criteria and a comprehensive scoring system. Natural Strategies brings to Portfolio 21 knowledge and expertise in the following areas: corporate sustainability research, benchmarking, best practices research, environmental management, corporate strategy, and environmental reporting.

WHAT MAKES A COMPANY A CANDIDATE FOR INVESTMENT?

Portfolio 21 invests in those companies that have shown exceptional and significant leadership in sustainable business practices. Some are changing the landscape of the industry they are in, forcing others in their industry to catch up. Others have product lines that are ecologically superior to their competition; in fact, they use ecological principles as a driver for new product design. Still others are developing vitally needed technologies that will provide cleaner energy sources for the future.

Portfolio 21 companies are chosen using a rigorous screening process. First, a company selected for consideration in Portfolio 21 must have corporate leadership that has made an explicit commitment to sustainable business practices and is allocating significant resources to achieve its goals. Next, through a detailed industry profile, we identify the most critical ecological impacts and issues the company and its industry face. Next, the company is scored against criteria tailored to its industry group and is compared with its competition in such areas as the ecological aspects of its product range, the lifecycle impacts of its products and services, its relationships with suppliers, investments in sustainable technologies and processes, leadership, resource efficiency, and environmental management.

Companies considered for Portfolio 21 must be publicly traded and meet prudent financial requirements. Of particular interest is the composition of a company's earnings. Of most appeal are earnings improvements that are derived from ecologically superior product lines, the efficient use and reuse of resources, investments in renewable energy, innovative transportation and distribution strategies, and the fair and efficient use of resources with respect to meeting human needs.

WHAT ARE THE FINANCIAL CRITERIA FOR SELECTING COMPANIES AND HOW MUCH RISK DOES PORTFOLIO 21 HAVE IN COMPARISON TO THE S&P 500 INDEX?

Portfolio 21 is a global fund, meaning that a significant portion of its holdings may be non-US stocks. The Portfolio began with approximately 30 to 40 stocks representing companies in the United States, Europe, Japan and Australia. Companies are added to the portfolio as they qualify.

In addition to the environmental sustainability criteria, a company selected for Portfolio 21 must exhibit certain financial characteristics that indicate positive prospects for long term earnings growth. These include some or all of the following: rising trends in revenues and earnings; a sound balance sheet; increasing profit margins; and evolving product lines. It is important that a company be financially positioned to take advantage of long term trends related to the shift from a resource-based economy to a knowledge-based economy. In this sense, there is a clear link between a company's financial characteristics and outlook and its environmental sustainability.

Financial risk is composed of several factors: country and currency risk; industry risk; market capitalization; and specific company risk. Progressive Investment Management will seek to manage portfolio risk through prudent diversification and portfolio positions that are proportionate to a company's market capitalization. The actual selection process is a bottom up approach, concentrating on the specific characteristics of each company and then qualifying the companies using financial and environmental criteria appropriate to their industry groups.

Portfolio 21 is not intended to reflect the exact composition of existing market indices such as the S&P 500. Due to the investment criteria specified above, the portfolio may be relatively higher or lower weighted in particular industries than the current capital markets reflect. For example, based on our industry analysis, certain industries, due to their relatively low environmental impact, are more likely to perform well compared to other industries. In addition, certain industries have a higher composition of "sustainability leaders" than other industries. For these reasons, certain industries may be represented more heavily in the portfolio.

The approach is long term, as is consistent with a sustainability approach. A result of this approach is that the Portfolio will have relatively low turnover, making it a potentially more efficient tax vehicle than funds with high turnover rates.

HOW DOES PORTFOLIO 21 RESEARCH COMPANIES?

The research process begins with a universe of approximately 1,500 publicly traded companies, including the S&P 500, S&P 400, and non-US stocks traded as ADRs on US exchanges. These companies are reviewed to identify those with an environmental commitment. To this list we add companies--both US and non-US--that have been recognized as leaders either by our board of advisors or other organizations. We then add companies that have participated in or sponsored environmental organizations, programs or events. In addition, we prepare a detailed analysis of each industry sector, which helps us identify leaders in each industry. Finally, an ongoing search of relevant web sites and publications identifies additional companies for analysis.

Through a series of evaluation steps, the portfolio managers narrow this master list to those companies that it believes may meet the sustainability criteria. These companies are investigated further through a review of their financial and environmental statements, third party research, and personal contact with company representatives.

On an ongoing basis, all companies are reviewed to confirm their continued commitments to sustainability. The company either remains in the portfolio or is removed. Periodically, new companies are added as they qualify.

HOW DOES PORTFOLIO 21 DEFINE SUSTAINABILITY?

Our definition of sustainability and its translation into detailed evaluation criteria have been informed by the considerable body of knowledge offered by our advisory board members and their organizations, including The Natural Step in the U.S. and Europe, Rocky Mountain Institute and Redefining Progress. To quote one of our advisory board members, Mathis Wackernagel, the co-author of the book OUR ECOLOGICAL FOOTPRINT: "Sustainability is securing people's quality of life within the means of nature."

Our definition of sustainability acknowledges the limits of nature and society's dependence on nature. It recognizes the fundamental challenge we face: meeting human needs without undermining nature's ability to support our economy into the future.

Our approach and criteria have been significantly informed by the work of The Natural Step*, which has articulated the underlying principles necessary for a sustainable society. These principles have allowed us to translate the general concept of sustainability into specific criteria. These criteria assist us in identifying the concrete actions we are seeking in companies based on the impact of their industries as a whole.

----------
* The Natural Step (TNS) is an international network of nonprofit educational organizations working to accelerate the movement toward a sustainable society. The Natural Step was founded in 1989 by Dr. Karl-Henrik Robert, one of Sweden's leading cancer researchers. TNS provides a planning framework that is grounded in natural science and serves as a guide for businesses, communities, academia, government entities, and individuals undertaking the path of sustainable development.

IS PORTFOLIO 21 A NO-LOAD MUTUAL FUND?

Yes, Portfolio 21 is a no load mutual fund. The fund does not charge any sales loads other than an annual 12b-1 fee of 0.25%. In addition, Progressive Investment Management has agreed to waive its investment advisory fee for the first six months of the fund's operations. Of course, like all mutual funds, the Portfolio pays the expenses of its ongoing operations.

There can be no guarantee that Portfolio 21 will achieve its objectives or that its focus on environmental sustainability factors will result in better performance than other mutual funds.

                                    THE TRUST

Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Portfolio. Progressive Investment Management Corporation ("the Advisor") is the Portfolio's investment adviser.

The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Portfolio. The Prospectus of the Portfolio and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Portfolio is to seek to provide investors with long-term growth of capital. The Portfolio primarily invests in common stocks of domestic and foreign companies that satisfy certain environmental sustainability criteria. There is no assurance that the Portfolio will achieve its objective. The Portfolio is diversified. Under applicable federal laws, the diversification of a mutual fund's holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund's total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Then a fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.

In addition to the risks associated with particular types of securities, which are discussed below, the Portfolio is subject to general market risks. The Portfolio invests primarily in common stocks. The market risks associated with stocks include the possibility that the entire market for common stocks could suffer a decline in price over a short or even an extended period. This could affect the net asset value of your Portfolio shares.

EQUITY SECURITIES. The equity securities in which the Portfolio invests generally consist of common stock and securities convertible into or exchangeable for common stock. The securities in which the Portfolio invests are expected to be either listed on an exchange or traded in an over-the-counter market.

INVESTMENT COMPANY SECURITIES. The Portfolio may invest in shares of other investment companies in pursuit of its investment objective. This may include invest in money market mutual funds in connection with management of daily cash positions. In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

FOREIGN INVESTMENTS AND CURRENCIES. The Portfolio will invest in securities of foreign issuers that are not publicly traded in the United States. The Portfolio may also invest in American Depositary Receipts (ADRs") and foreign securities traded on a national securities market, purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see "Forward Currency Contracts," below).

     AMERICAN DEPOSITARY RECEIPTS. The Portfolio may invest its assets in securities of foreign issuers in the form of ADRs, which are securities representing securities of foreign issuers. A purchaser of an unsponsored ADR may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.

RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

     POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     CURRENCY FLUCTUATIONS. The Portfolio may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's assets denominated in that currency. Such changes will also affect the Portfolio's income. The value of the Portfolio's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     EURO CONVERSION. Several European countries adopted a single uniform currency known as the "euro," effective January 1, 1999. The euro conversion, that will take place over a several-year period, could have potential adverse effects on the Portfolio's ability to value its portfolio holdings in foreign securities, and could increase the costs associated with the Portfolio's operations. The Portfolio and the Advisor are working with providers of services to the Portfolio in the areas of clearance and settlement of trade in an effect to avoid any material impact on the Portfolio due to the euro conversion; there can be no assurance, however, that the steps taken will be sufficient to avoid any adverse impact on the Portfolio.

     MARKET CHARACTERISTICS. The Advisor expects that many foreign securities in which the Portfolio invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Portfolio's foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment or securities, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

     LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     TAXES. The interest and dividends payable on certain of the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Portfolio shareholders.

     COSTS. To the extent that the Portfolio invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

     EMERGING MARKETS. Some of the securities in which the Portfolio may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Portfolio's investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Portfolio will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Advisor's assessment of prevailing market, economic and other conditions.

FORWARD CURRENCY CONTRACTS. The Portfolio may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

ILLIQUID SECURITIES. The Portfolio may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Portfolio's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Portfolio's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Portfolio might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Portfolio might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Portfolio will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the U.S. Government security, the Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Portfolio plus accrued interest, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

SHORT-TERM INVESTMENTS

The Portfolio may invest in any of the following securities and instruments:

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Portfolio may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Portfolio will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers' acceptances, the Portfolio also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

COMMERCIAL PAPER AND SHORT-TERM NOTES. The Portfolio may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

                             INVESTMENT RESTRICTIONS

The Portfolio has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Portfolio which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Portfolio represented at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio.

The Portfolio may not:

(1) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

(2) Borrow money, except for temporary or emergency purposes. Any such borrowings will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

(3) Mortgage, pledge or hypothecate any of its assets except in connection with any borrowings.

(4) Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

(5) Purchase real estate, commodities or commodity contracts. (As a matter of operating policy, the Board of Trustees may authorize the Portfolio in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

(6) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (a) making any permitted borrowings, mortgages or pledges or (b) entering into options, futures or repurchase transactions.

(7) Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(8) With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

The Portfolio observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Portfolio may not:

(9) Invest in any issuer for purposes of exercising control or management.

(10) Invest in securities of other investment companies except as permitted under the 1940 Act.

(11) Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

(12) With respect to fundamental investment restriction (2) above, the Portfolio will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

                        DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, as described in the Prospectus. Also, the Portfolio expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Portfolio is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Portfolio will issue to each shareholder a statement of the federal income tax status of all distributions.

TAX INFORMATION

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Portfolio intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Portfolio's policy is to distribute to shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Portfolio will not be subject to any federal income or excise taxes. To comply with the requirements, the Portfolio must also distribute (or be deemed to have distributed) by December 31 of each calendar year (I) at least 98% of ordinary income for such year, (ii) at least 98% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Portfolio paid no federal income tax.

Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Portfolio.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Portfolio designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Portfolio for its taxable year. In view of the Portfolio's investment policies, it is expected that dividends from domestic corporations may be part of the Portfolio's gross income and that, accordingly, part of the distributions by the Portfolio may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Portfolio's gross income attributable to qualifying dividends is largely dependent on the Portfolio's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if Portfolio shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

Under the Code, the Portfolio will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Portfolio shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Portfolio shares may be subject  to  withholding  of  federal  income  tax in  the  case  of  non-exempt shareholders who fail to furnish the Portfolio with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Portfolio with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Portfolio reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

If more than 50% in value of the total assets of the Portfolio at the end of its fiscal year is invested in stock or securities of foreign corporations, the Portfolio may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Portfolio's foreign source income (including any foreign income taxes paid by the Portfolio), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Portfolio at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Portfolio) to be included in their income tax returns. If not more than 50% in value of the Portfolio's total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Portfolio will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Portfolio. In this case, these taxes will be taken as a deduction by the Portfolio.

The Portfolio may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

Any security or other position entered into or held by the Portfolio that substantially diminishes the Portfolio's risk of loss from any other position held by the Portfolio may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Portfolio that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Portfolio at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Portfolio. Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss. Some part of the Portfolio's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

The Portfolio will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Portfolio. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Portfolio.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

This discussion and the related discussion in the Prospectus have been prepared by the Portfolio's management, and counsel to the Portfolio has expressed no opinion in respect thereof.

                         TRUSTEES AND EXECUTIVE OFFICERS

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Portfolio. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, their affiliations, dates of birth and principal occupations for the past five years are set forth below.

Unless noted otherwise, each person has held the position listed for a minimum of five years.

Steven J. Paggioli,* 04/03/50 President and Trustee

915 Broadway, New York, New York 10010. Consultant, U.S. Bancorp Fund Services, LLC since July, 2001; Trustee, Managers Funds; formerly, Executive Vice President, Investment Company Administration, LLC ("ICA") (mutual fund administrator and the Fund's former administrator).

Dorothy A. Berry, 08/12/43 Chairman and Trustee

2020 E. Financial Way, Ste. 100, Glendora, CA 91741. Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).

Wallace L. Cook 09/10/39 Trustee

2020 E. Financial Way, Ste. 100, Glendora, CA 91741. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel 05/23 /38 Trustee

2020 E. Financial Way, Ste. 100, Glendora, CA 91741. Private Investor. Formerly Managing Director, Premier Solutions, Ltd. Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington 06/01/44 Trustee

2020 E. Financial Way, Ste. 100, Glendora, CA 91741. President; Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Robert M. Slotky* 6/17/47 Treasurer

2020 E. Financial Way, Suite 100, Glendora, California 91741. Vice President, U.S. Bancorp Fund Services, LLC since July, 2001; formerly, Senior Vice President, ICA (May 1997-July 2001); former instructor of accounting at California State University-Northridge (1997); Chief Financial Officer, Wanger Asset Management L.P. and Treasurer of Acorn Investment Trust (1992-1996).

Robin Berger* 11/17/56 Secretary

915 Broadway, New York, New York 10010. Employed by U.S. Bancorp Fund Services, LLC since July 2001; formerly, Vice President, The Wadsworth Group (June 1993-July 2001).

*Indicates an "interested person" of the Trust as defined in the 1940 Act.

Set forth below is the rate of compensation received by the following Trustees from all portfolios of the Trust for the calendar year ended December 31, 2000. This total amount is allocated among the portfolios. Disinterested Trustees receive an annual retainer of $10,000 and a fee of $2,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $5,000. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee from the portfolios of the Trust.

Name of Trustee            Total Annual Compensation
---------------            -------------------------
Dorothy A. Berry                   $25,000
Wallace L. Cook                    $20,000
Carl A. Froebel                    $20,000
Rowley W.P. Redington              $20,000

During the fiscal year ended August 31, 2001, trustees' fees and expenses in the amount of $4,569 were allocated to the Fund. As of the date of this SAI, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.

                        THE PORTFOLIOS INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Portfolio by Progressive Investment Management Corporation, the Advisor, pursuant to an Investment Advisory Agreement. After its initial two year term, the Investment Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Portfolio), and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Any such agreement may be terminated at any time, without penalty, by either party to the agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

For the fiscal year ended August 31, 2001, the Portfolio accrued $75,948 in advisory fees, all of which were waived by the Advisor. For the same period, the Advisor reimbursed the Portfolio an additional $46,557 for operating expenses. For the period September 30, 1999 (commencement of operations) through August 31, 2000, the Portfolio accrued $35,632 in advisory fees, all of which were waived by the Advisor. For the same period, the Advisor reimbursed the Portfolio an additional $70,945 for operating expenses.

                          THE PORTFOLIOS ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as administrator for the Portfolio. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Portfolio; prepare all required filings necessary to maintain the Portfolio's ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Portfolio related expenses; monitor and oversee the activities of the Portfolio's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Portfolio's daily expense accruals; and perform such additional services as may be agreed upon by the Portfolio and the Administrator. For its services, the Administrator receives a monthly fee at the following annual rate:

Less than $15 million                  $30,000
$15 million to $50 million             0.20% of average daily net assets
$50 million to $100 million            0.15% of average daily net assets
$100 million to $150 million           0.10% of average daily net assets
over $150 million                      0.05% of average daily net assets

For the fiscal year ended August 31, 2001 and the period September 30, 1999 through August 31, 2000, the Administrator received administration fees of $30,000 and $27,542, respectively, from the Portfolio.

                           THE PORTFOLIO'S DISTRIBUTOR

The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the "Distributor"), pursuant to which the Distributor acts as the Portfolio's distributor, provides certain administration services and promotes and arranges for the sale of the Portfolio's shares. The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies.

The Distribution Agreement between the Portfolio and the Distributor continues in effect for periods not exceeding one year if approved at least annually by
(i) the Board of Trustees or the vote of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution

Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to a plan of distribution adopted by the Trust, on behalf of the Portfolio, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Portfolio will pay a fee at an annual rate of 0.25% of its average daily net assets to the Advisor, as Distribution Coordinator, for distribution and related expenses. The Plan provides for the compensation to the Advisor, as Distribution Coordinator, regardless of the Portfolio's distribution expenses.

The Plan allows excess distribution expenses to be carried forward by the Advisor, as Distribution Coordinator, and resubmitted in a subsequent fiscal year, provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Trustees have made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward and (iii) the Trustees make a further determination, at the time any distribution expenses which have been carried forward are submitted for payment, that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually.

During the fiscal year ended August 31, 2001, the Portfolio paid fees of $18,987 to the Advisor, as Distribution Coordinator, of which $13,164 was for compensation to sales personnel, $1,274 was for compensation to broker-dealers, $3,516 was for expenses related to advertising and marketing material, $119 was for printing, postage and office expenses and $914 was for miscellaneous other expenses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Investment  Advisory  Agreement,  the Advisor  determines  which securities are to be purchased and sold by the Portfolio and which broker-dealers will be used to execute the Portfolio's portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Portfolio also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be made through dealers (including banks) which specialize in the types of securities which the Portfolio will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one broker, dealer or underwriter are comparable, the order may be allocated to a broker, dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Portfolio, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Portfolio subject to rules adopted by the National Association of Securities Dealers, Inc.

While it is the Portfolio's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Portfolio, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Portfolio or to the Advisor, even if the specific services are not directly useful to the Portfolio and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Portfolio may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Portfolio.

Investment decisions for the Portfolio are made independently from those of other client accounts or mutual funds managed or advised by the Advisor.
Nevertheless, it is possible that at times identical securities will be acceptable for both the Portfolio and one or more of such client accounts. In such event, the position of the Portfolio and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Portfolio at the same time, the Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Portfolio may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Portfolio is purchasing or selling, each day's transactions in such security will be allocated between the Portfolio and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned. In other cases, however, it is believed that the ability of the Portfolio to participate in volume transactions may produce better executions for the Portfolio.

The Portfolio does not place securities transactions through brokers solely for selling shares of the Portfolio, although the Portfolio may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the Portfolio for their customers.

During the fiscal year ended August 31, 2001 and the period September 30, 1999 through August 31, 2000, the Portfolio paid $5,322 and $14,352, respectively, in brokerage commissions with respect to portfolio transactions.

                               PORTFOLIO TURNOVER

Although the Portfolio generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of them they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Portfolio's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal year ended August 31, 2001 and the period September 30, 1999 through August 31, 2000, the Portfolio had a portfolio turnover rate of 5.31% and 0.17%, respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Portfolio's Prospectus regarding the purchase and redemption of Portfolio shares.

HOW TO BUY SHARES

You may purchase shares of the Portfolio from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Portfolio's daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value.

The public offering price of Portfolio shares is the net asset value. The Portfolio receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Portfolio's Prospectus. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"). If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE to receive that day's public offering price. Orders are in proper form only after funds are converted to U.S. funds.

If you are considering redeeming or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer. Otherwise the Portfolio may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Portfolio will not issue certificates for your shares unless you request them.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Portfolio's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts, for employees of the Advisor or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

HOW TO SELL SHARES

You can sell your Portfolio shares any day the NYSE is open for regular trading, either directly to the Portfolio or through your investment representative. The Portfolio will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price.

Payments  to  shareholders  for  Portfolio  shares  redeemed  directly  from the
Portfolio will be made as promptly as possible but no later than seven days after receipt by the Portfolio's Transfer Agent of the written request with complete information and meeting all the requirements discussed in the Portfolio's Prospectus, except that the Portfolio may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Portfolio's shareholders. At various times, the Portfolio may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Portfolio may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Portfolio.

SELLING SHARES DIRECTLY TO THE PORTFOLIO

Send a signed letter of instruction to the Transfer Agent, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Transfer Agent receives your request in proper form as discussed in the Portfolio's Prospectus. In order to receive that day's net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

If you sell shares having a net asset value of $100,000 a signature guarantee is required.

If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent's records, a signature guarantee is required. The Portfolio may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

DELIVERY OF PROCEEDS

The Portfolio generally sends you payment for your shares the business day after your request is received in proper form, assuming the Portfolio has collected payment of the purchase price of your shares. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules, as stated above under "How to Sell Shares."

TELEPHONE REDEMPTIONS

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Portfolio or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming Portfolio shares and depositing and withdrawing monies from the bank account specified in the shareholder's latest Account Application or as otherwise properly specified to the Portfolio in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Portfolio may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Portfolio nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

REDEMPTIONS-IN-KIND

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Portfolio's assets). The Portfolio has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Portfolio's securities at the time of redemption or repurchase.

                        DETERMINATION OF NET ASSET VALUE

As noted in the Prospectus, the net asset value and offering price of shares of the Portfolio will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. The Portfolio does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of Portfolio shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.

In valuing the Portfolio's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of the Portfolio are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Trading in foreign securities markets is normally completed well before the close of the NYSE. In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which the Portfolio's net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Board of Trustees deems that the particular event would affect net asset value, in which case an adjustment will be made. Assets or liabilities expressed in foreign currencies are translated, in determining net asset value, into U.S. dollars based on the spot exchange rates at 1:00 p.m., Eastern time, or at such other rates as the Advisor may determine to be appropriate.

The net asset value per share of the Portfolio is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Portfolio outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

As of the date of this SAI, the NYSE is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                             PERFORMANCE INFORMATION

From time to time, the Portfolio may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Portfolio's average annual compounded rate of return over the most recent four calendar quarters and the period from the Portfolio's inception of operations. The Portfolio may also advertise aggregate and average total return information over different periods of time.

The Portfolio's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of the Portfolio's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Portfolio.

Investors should note that the investment results of the Portfolio will fluctuate over time, and any presentation of the Portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

The Portfolio's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                        n
                                  P(1+T) = ERV

Where: P   =  a hypothetical initial purchase order of $1,000
       T   =  average annual total return
       n   =  number of years
       ERV =  ending redeemable value of the hypothetical $1,000 purchase at the end of the period

Aggregate total return is calculated in a similar manner, except that the results are not annualized.

The Portfolio's total return for the fiscal year ended August 31, 2001 and for the period September 30, 1999 (commencement of operations) through August 31, 2001 was -23.01% and -3.71%, respectively. During this period, certain fees and/or expenses of the Portfolio have been waived or reimbursed. Accordingly, the Portfolio's return figure is higher than it would have been had such fees and expenses not been waived or reimbursed.

                               GENERAL INFORMATION

Investors in the Portfolio will be informed of the Portfolio's  progress through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.

U.S. Bank, N.A., located at 425 Walnut Street, Cincinnati, OH 45202 acts as Custodian of the securities and other assets of the Portfolio. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, acts as the Portfolio's transfer and shareholder service agent. The Custodian, Transfer Agent, Administrator and Distributor are affiliated companies. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Portfolio.

Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103, are the independent auditors for the Portfolio.

Paul, Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, California 94104, are legal counsel to the Portfolio.

On December 6, 2001, Charles Schwab & Co., Inc, San Francisco, CA 94104 owned of record or beneficially 74.0% of the Portfolio's outstanding voting securities.

The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Portfolio have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Portfolio and to the net assets of the Portfolio upon liquidation or dissolution. The Portfolio, as a separate series of the Trust, votes separately on matters affecting only the Portfolio (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The

Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Portfolio's assets for any shareholder held personally liable for obligations of the Portfolio or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Portfolio. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations.

The Boards of the Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Portfolio.

                              FINANCIAL STATEMENTS

The annual report to shareholders for the Portfolio for the fiscal year ended August 31, 2001 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity   for  timely   payment  on  issues  with  this   designation   is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."